UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):

December 19, 2012

KANDI TECHNOLOGIES, CORP.
(Exact name of registrant as specified in its charter)

Delaware	001-33997	90-0363723
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification)

Jinhua City Industrial Zone
Jinhua, Zhejiang Province
People’s Republic of China
Post Code 321016
(Address of principal executive offices)
(86-579) 8223-9700
Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[   ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[   ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 5.03.                             Amendments to Articles of Incorporation.

On December 21, 2012, Kandi Technologies, Corp. (the “Company”) filed a Certificate of Amendment to its Certificate of Incorporation to change its name to “Kandi Technologies Group, Inc.” As discussed below, the Company’s stockholders approved the Certificate of Amendment at the Company’s 2012 Annual Meeting of Stockholders. The Certificate of Amendment is filed as Exhibit 3.1 to this report. Outstanding stock certificates representing shares of common stock of the Company will continue to be valid and need not be exchanged in connection with this name change.

Item 5.07.                             Submission of Matters to a Vote of Security Holders.

On December 19, 2012, the Company held its 2012 Annual Meeting of Stockholders. A quorum was present at the meeting as required by the Amended and Restated Bylaws of the Company. The stockholders: (i) elected all of the Company’s nominated directors, (ii) approved and ratified the appointment of Albert Wong & Co. as the Company’s independent registered accounting firm for the fiscal year ending December 31, 2012 and (iii) approved an amendment to the Company’s Certificate of Incorporation in connection with changing the Company’s name from “Kandi Technologies, Corp.” to “Kandi Technologies Group, Inc.” The final voting results for each matter submitted to a vote of stockholders at the meeting are as follows:

Proposal 1: Election of Directors

The following seven individuals were elected to the Board of Directors of the Company to serve as directors until the 2013 Annual Meeting of Shareholders or until their successors have been duly elected and qualified:

	Votes Cast	Votes
Nominees	For	Withheld	Abstentions
Hu Xiaoming	15,665,884	19,624	0
Zhu Xiaoying	15,666,084	19,424	0
Qian Jingsong	15,663,084	22,424	0
Ni Guangzheng	15,662,784	22,724	0
Jerry Lewin	15,658,614	26,894	0
Henry Yu	15,656,308	29,200	0
Chen Liming	15,663,008	22,500	0

Proposal 2: Approval and Ratification of the Appointment of Albert Wong & Co. as the Company’s IndependentRegistered Public Accounting Firm

The appointment of Albert Wong & Co. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2012 was approved and ratified. There were 23,568,062 votes for the appointment, 134,197 votes against the appointment and 19,702 abstentions.

Proposal 3: Approval of an Amendment of the Company’s Certificate of Incorporation to Change the Company’sname to “Kandi Technologies Group, Inc.”

An amendment to the Company’s Certificate of Incorporation in connection with changing the Company’s name to “Kandi Technologies Group, Inc” was approved. There were 23,558,278 votes for the amendment, 141,085 votes against the amendment and 19,702 abstentions.

Item 9.01.                             Exhibits.

Exhibit No.	Description
3.1	Certificate of Amendment to Certificate of Incorporation, as filed with the Secretary of State of the State of Delaware on December 21, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KANDI TECHNOLOGIES, CORP.

Date: December 21, 2012	By: /s/ Hu Xiaoming
Hu Xiaoming
Its: Chief Executive Officer and Chairman of the Board of Directors

EXHIBIT INDEX

Exhibit No.	Description
3.1	Certificate of Amendment to Certificate of Incorporation, as filed with the Secretary of State of the State of Delaware on December 21, 2012.